Exhibit 10.8

JOINDER AGREEMENT TO BUSINESS COMBINATION AGREEMENT

This JOINDER AGREEMENT (the “Joinder Agreement”) between the undersigned (the “Joining Party”) and DUET Acquisition Corp., a Delaware corporation (“Acquiror”), Allan Klepfisz, solely in his capacity as shareholder’s representative of the Legacy Shareholders (the “Legacy Shareholder Representative”), and Fenix 360 Pte. Ltd., a Singapore private company limited by shares, with company registration number S9843901C (the “Company”) is dated November 28, 2023 (the “Effective Date”). Each of the Joining Party, Acquiror, the Company, and the Legacy Shareholder Representative may be referred to as a “Party” or collectively, the “Parties”. Capitalized terms used but not defined in this Joinder Agreement shall have the meanings ascribed to such terms in the Business Combination Agreement, a copy of which has been made available to the undersigned.

BACKGROUND

A.	The Parties intend to affect a business combination transaction where the Company Shareholders shall become shareholders of Acquiror (the “Business Combination”);

B.	as a condition to Acquiror’s willingness to enter into the Business Combination Agreement, the Joining Party is required to become a party to the Business Combination Agreement by executing and delivering this Joinder Agreement, such Joining Party will be treated as a “Party” for all purposes of the Business Combination Agreement; and

C.	in consideration of the foregoing and the respective covenants and agreements set forth in this Agreement, and intending to be legally bound, the Joining Party agrees as follows:

1. Representations and Warranties. The Joining Party represents and warrants, solely on the Joining Party’s own behalf, to Legacy Shareholder Representative, Acquiror and the Company as follows as of the date of this Joinder Agreement and as of the Closing:

a. By its execution of this Joinder Agreement, the Joining Party (i) has received and read the Business Combination Agreement, (ii) has authorized the Legacy Shareholder Representative to negotiate and execute the Business Combination Agreement and the Escrow Agreement in his capacity as Legacy Shareholder Representative, including on behalf of the Joining Party, (iii) shall be treated as a “Company Shareholder” under the Business Combination Agreement, with the same rights and obligations for all purposes under the Business Combination Agreement, and (iv) accepts and agrees to be bound by, and subject to all of the terms and conditions of, the Business Combination Agreement and all documents, agreements and delivered instruments (the “Ancillary Documents”).

b. The Joining Party’s address set forth on the signature page is accurate and complete.

c. The Joining Party, if it is an entity, is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized, and it has all requisite power and authority or, if the Joining Party is an individual, has the legal capacity, to enter into this Agreement and to perform its, his or her covenants and obligations under this Agreement. If the Joining Party is an entity, the execution and delivery of this Agreement and the performance by the Joining Party of its covenants and obligations under this Agreement have been duly authorized by all necessary action on the part of the Joining Party and no further action is required on the part of the Joining Party to authorize this Agreement or the performance by the Joining Party of its covenants and obligations. This Joinder Agreement has been duly executed and delivered by the Joining Party and constitutes the valid and binding obligations of the Joining Party, enforceable against the Joining Party in accordance with its terms, except insofar as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws of general applicability relating to or affecting creditors’ rights, or by principles governing the availability of equitable remedies, whether considered in a legal proceeding at law or in equity.

d. The execution and delivery of this Joinder Agreement by the undersigned shall have the same force and effect as the execution and delivery of the Business Combination Agreement by the undersigned and, upon receipt of this Joinder Agreement by the Parties, the signature of the undersigned set forth below shall constitute a counterpart signature to the Business Combination Agreement.

e. The Joining Party is the sole record and beneficial owner of 1 share of the Company Shares. Such Company Shares owned by the Joining Party are not subject to any liens (other than applicable community property interests (if any) and restrictions under applicable securities laws) or to any rights of first refusal of any kind, and the Joining Party has not granted any rights to purchase such Company Shares to any other person (other than rights of first refusal and repurchase rights in favor of the Company). The Joining Party has the sole right to vote such Joining Party’s Company Shares and has not deposited (or permitted the deposit of) any such Company Shares in a voting trust or granted any proxy or entered into any voting agreement with respect to any such Company Shares, and has not granted any other person any right whatsoever with respect to the voting or disposition of such Company Shares. Such Company Shares constitute all of the Company Shares owned, beneficially or of record, by the Joining Party, and, the Joining Party has no options, warrants or other rights to acquire Company Shares.

f. By the Joining Party’s execution and delivery of this Joinder Agreement, the Joining Party agrees to contributing such Joining Party’s pro rata portion of the Escrow Shares on the terms and conditions of the Escrow Agreement. For purpose of this Section 1(f), “pro rata portion” shall be determined on the basis of the Joining Party’s pro rata share of the Aggregate Exchange Consideration.

g. There is no legal proceeding pending, or to the knowledge of the Joining Party, threatened, against the Joining Party, arising out of or relating to (i) the Joining Party’s beneficial ownership of Company Shares or rights to acquire Company Shares, (ii) the Joining Party’s capacity as a Company Shareholder or (iii) the transactions contemplated by the Business Combination Agreement.

h. No person has acted, directly or indirectly, as a broker, finder or financial advisor for the Joining Party in connection with the transactions contemplated by this Joinder Agreement and no Person is or will be entitled to any fee or commission or like payment, other than as set forth in the Business Combination Agreement.

2. Authorization and Ratification. The Joining Party hereby acknowledges and agrees that all actions taken by the Legacy Shareholder Representative in connection with the transaction contemplated under the Business Combination Agreement, including without limitation, the execution and delivery of the Business Combination Agreement and the Escrow Agreement solely in his capacity as the Legacy Shareholder Representative, are hereby in all respects approved, ratified, and affirmed by the Joining Party.

3. Any notice, demand or other communication under the Business Combination Agreement to the Joining Party shall be given at the address set forth on the signature page to this Joinder Agreement in accordance with Section 13.4 of the Business Combination Agreement.

4. The Joining Party agrees that the Joining Party has been represented by counsel (or been afforded the opportunity to do so) during the negotiation and execution of this Joinder Agreement and, therefore, waives the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

5. The Parties are intended third party beneficiaries of this Joinder Agreement and shall be entitled to enforce this Joinder Agreement against the Joining Party in accordance with its terms.

6. If any provision of this Joinder Agreement, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Joinder Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the Parties and the Joinder Party and such void or unenforceable provision of this Joinder Agreement shall be replaced with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

7. This Joinder Agreement shall terminate and be of no force or effect upon termination of the Business Combination Agreement.

8. This Joinder Agreement shall be governed by, and construed in accordance with, the law of the State of New York without giving effect to any choice of law provisions.

9. This Joinder Agreement may be executed and delivered in two or more counterparts via electronic transmission, each of which shall be deemed an original and all of which shall be considered one and the same instrument.

[Signature page follows]

This Joinder Agreement has been executed by the Joining Party as of the first date written above.

JOINING PARTY:

Lance Ford

By:	/s/ Lance Ford
Name:	Lance J.O. Ford

Address for notices:

Email:

[Signature Page – Joinder Agreement]

Acknowledged and agreed as of the date of this Agreement:

ACQUIROR:

DUET ACQUISITION CORP.

By:	/s/ Dharmendra Magasvaran
Name:	Dharmendra Magasvaran
Title:	Co-Chief Executive Officer

[Signature Page – Joinder Agreement]

Acknowledged and agreed as of the date written above:

COMPANY:

FENIX 360 PTE. LTD.

By:	/s/ Allan Klepfisz
Name:	Allan Klepfisz
Title:	Chief Executive Officer

LEGACY SHAREHOLDER
REPRESENTATIVE

By:	/s/ Allan Klepfisz
Name:	Allan Klepfisz
Title:	Legacy Shareholder Representative

[Signature Page – Joinder Agreement]